                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



                          Date of Report: July 11, 1997


                             COLORADO MEDTECH, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


         COLORADO                        0-12471                84-0731006
----------------------------        ----------------         -------------------
(State or other jurisdiction        (Commission File          I.R.S. Employer
     of incorporation)                   Number)             Identification No.)

                               6175 Longbow Drive
                             BOULDER, COLORADO 80301
                             -----------------------
          (Address, including zip code, of principal executive offices)


                                 (303) 530-2660
                                 --------------
                         (Registrant's telephone number,
                              including area code)


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ITEM 5.   OTHER EVENTS.

     On July 7, 1997, Colorado MEDtech, Inc. (the "Registrant") issued the following press release:

                  COLORADO MEDTECH, INC. ANNOUNCES WARRANT CALL


BOULDER, Colorado: Colorado MEDtech, Inc. (NASDAQ:CMED), a Boulder, Colorado-based medical products and services company, has notified certain shareholders holding warrants associated with a 1994 private placement of common stock that they will have 60 days to exercise their warrants or redeem them at a call price of $.05 per share. The Company issued 3,000,000 warrants in the 1994 private placement with exercise prices ranging from $1.41 to $2.68.

2,070,000 warrants have been exercised, generating cash proceeds of $4,630,800, leaving 930,000 available for exercise or redemption. If the remaining warrants are exercised for cash, it will generate $1,921,435 to the Company. The Company has also offered the warrant holders the option to use certain previously held CMED common stock as an alternative to cash in exercising their warrants.

"We feel the investment community has begun to recognize the value we're building in this company and that reducing the number of warrants outstanding will strengthen our equity base," said John V. Atanasoff, President and CEO of the Company.

A condensed, unaudited balance sheet of CMED at May 31, 1997, prior to the warrant call, is presented below:

                            Condensed Balance Sheet
                                  May 31, 1997
                                   (Unaudited)

                           (In Thousands)                         (In Thousands)
                           --------------                         --------------
Current Assets                $21,423         Current Liabilities     $10,758
Property and Equipment, Net       637         Long-term Debt             -0-
Intangibles                     1,633
Other Assets                      842         Shareholders' Equity     13,777
                              -------                                 -------
                              $24,535                                 $24,535
                              -------                                 -------
                              -------                                 -------

Colorado MEDtech is an integrated custom product development and manufacturing services company specializing in the design, development, and manufacture of electronic and electromechanical products and software systems for the medical device industry.

                                    CONTACTS:
Colorado MEDtech, Inc.                                 Telephone (303) 530-2660
John V. Atanasoff, President and CEO                   Fax (303) 581-1010
Bruce L. Arfmann, CFO                                  cmed@rela.uucp.netcom.com


                                      -2-

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     DATED, this 11th day of July, 1997.


                                        COLORADO MEDTECH, INC.



                                        By: /s/ JOHN V. ATANASOFF
                                           ----------------------------------
                                             John V. Atanasoff, President